Exhibit 10.2
AFFIRMATION OF GUARANTY AND LOAN DOCUMENTS
Each of the undersigned (the “Subsidiary Guarantors”) hereby (i) acknowledges receipt of a copy of that certain Second Amendment to Credit Agreement dated as of the date hereof (the “Amendment”) among Blackhawk Network Holdings, Inc., the lenders referred to therein and Wells Fargo Bank, National Association, as Administrative Agent, relating to the “Credit Agreement” as defined therein (the “Credit Agreement”), (ii) consents to the Amendment and each of the transactions referenced therein, (iii) reaffirms its obligations under the Subsidiary Guaranty Agreement and each other Loan Document to which it is a party and (iv) agrees that all references in any such other Loan Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement, as amended by the Amendment. Although the Subsidiary Guarantors have been informed of the matters set forth herein and have acknowledged and consented to the same, each Subsidiary Guarantor understands that neither the Administrative Agent nor any Lender has any obligation to inform the Subsidiary Guarantors of such matters in the future or to seek any Subsidiary Guarantor’s acknowledgment or consent to future amendments or waivers, and nothing herein shall create such a duty.
Dated as of August 28, 2017
[signature pages follow]

EWI HOLDINGS, INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

CARDPOOL, INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

BLACKHAWK NETWORK, INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer and Chief Administrative Officer

BLACKHAWK NETWORK CALIFORNIA, INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

BLACKHAWK ENGAGEMENT SOLUTIONS (DE), INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

Affirmation of Guaranty and Loan Documents (Second Amendment)

BLACKHAWK ENGAGEMENT SOLUTIONS, INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

BLACKHAWK ENGAGEMENT SOLUTIONS (MD), INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

PARAGO UK LIMITED

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Director

Affirmation of Guaranty and Loan Documents (Second Amendment)

CARDLAB, INC.

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

ACHIEVERS LLC

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

OMNI PREPAID, LLC

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

GIFTCARDS.COM, LLC

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

GLOBAL INCENTIVE SOLUTIONS, LLC

By:	/s/ Jerry N. Ulrich
Name:	Jerry N. Ulrich
Title:	Chief Financial Officer

Affirmation of Guaranty and Loan Documents (Second Amendment)